Statutory Prospectus Supplement dated August 13, 2021
The purpose of this supplement is to provide you with changes to the current Statutory Prospectuses for the Funds listed below:
Invesco Income Allocation Fund
Invesco Select Risk: Growth Investor Fund
Invesco Select Risk: Moderately Conservative Investor Fund
This supplement amends the Statutory Prospectuses of the above referenced funds (the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Statutory Prospectuses and retain it for future reference.
The following information replaces in its entirety the information appearing under the heading “Other Information – Sales Charges”:
Purchases of Class A shares of the Fund are subject to the maximum 5.50% initial sales charge as listed under the heading “Category VI Initial Sales Charges” in the “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” section of the prospectus. Purchases of Class C shares are subject to a contingent deferred sales charge (CDSC). For more information on CDSCs, see the “Shareholder Account Information—Contingent Deferred Sales Charges (CDSCs)” section of this prospectus.
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